Financial assets and liabilities - Risk Management Strategy (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Reasonably possible increase in interest rates
Expected loss rates	36 months
Interest rate risk
Reasonably possible increase in interest rates
Loss before income taxes due to 1% higher interest rate on the average cash balance	$ 235	$ 376
Loss before income taxes due to 1% higher interest rate on the average long-term debt balance	$ 71	$ 72